SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

    Date of Report (Date of earliest event reported): June 1,

                     Mustang Software, Inc.
     (Exact name of registrant as specified in its charter)

     California               0-25678             70-0204718
     (State or other       (Commission          (IRS Employer
     jurisdiction of       File Number)       Identification No.)
     incorporation)

  6200 Lake Ming Road, Bakersfield, CA                   93306
 (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (805) 873-2500

------------------------------------------------------------------
 (Former name or former address, if changed since last report.)

Item 5. Other Events.

On October 14, 1998, Mustang Software, Inc. issued the press release attached hereto as exhibit A and incorporated herein by reference.

                           SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 23, 1998

                                   MUSTANG SOFTWARE, INC.


                                   By: /s/ James A. Harrer
                                   ___________________________
                                        James A. Harrer
                                   President and Chief Executive
                                           Officer

Exhibit A

                          Press Release

 Mustang Software, Inc. Completes $1.5 Million Private Financing
Transaction Also Establishes Additional $5 Million Equity Line of
                             Credit

Listing of Mustang's Common Stock to Move Conditionally to Nasdaq
 SmallCap Market under the symbol "MSTGC" effective October 15,
                              1998

BAKERSFIELD, California, October 14, 1998. Mustang Software, Inc. (Nasdaq:MSTG) today announced it has completed a private placement of its securities to four institutional investors, receiving proceeds, before offering expenses, of $1,500,000 (the "Financing"). In the Financing, Mustang issued 617,000 shares of its Common Stock, 5,456 shares of its Series A Convertible Preferred Stock (the "Preferred Stock") and Warrants to purchase up to 237,000 shares of its Common Stock (the "Warrants"). As part of the Financing, Mustang and the investors also agreed to establish an equity line of credit under which, subject to certain conditions, Mustang may "put" additional shares of its Common Stock to the investors, potentially raising additional gross proceeds of up to $5,000,000 (the "Equity Line of Credit").

"The rapid adoption of our Internet Message Center solution has prompted Mustang to expand its presence to meet growing market requirements," said James A. Harrer, Mustang's President and Chief Executive Officer. "This transaction strengthens Mustang financially and is expected to provide us with working capital sufficient to execute our business plan."

Each share of Preferred Stock will be convertible into that number of shares of Common Stock determined by dividing $100 (plus 5% thereon from September 17, 1998 to the date of conversion) by the Conversion Price. The "Conversion Price" is the lower of $1.875 per share or the "market price" per share, as defined in the transaction documents, at the time of conversion. However, the investors may not convert their Preferred Stock or exercise their Warrants, and Mustang may not put shares of Common Stock to the investors under the Equity Line of Credit, until, among other things, Mustang obtains shareholder approval therefor or Mustang's Common Stock is no longer listed on The Nasdaq Stock Market.

As previously announced, the Company has been appealing to a Listing Qualification Panel (the "Panel"), Nasdaq's decision of June 1, 1998 to delist Mustang's Common Stock from The Nasdaq National Market because of Mustang's noncompliance with Nasdaq's listing maintenance requirements.. On October 12, 1998, Mustang received notice from Nasdaq that the Panel had made a determination of Mustang's appeal. The Panel determined to move Mustang's Common Stock listing to The Nasdaq Small Cap Market effective on October 15, 1998 via an exception from the net tangible assets requirement. The Panel informed Mustang that in order to maintain its listing on The Nasdaq SmallCap Market, Mustang must satisfy each of the following conditions: (1) On or before November 16, 1998, Mustang must file with the SEC and Nasdaq its Form 10-Q for the quarter ended September 30, 1998 evidencing a minimum of $2,000,000 in net tangible assets; (2) on or before December 2, 1998, Mustang must provide Nasdaq with written confirmation that its shareholders have approved the plan to permit the investors in the Financing to convert the Preferred Stock and exercise the Warrants and permit Mustang to utilize the Equity Line of Credit, if necessary, prior to December 31, 1998; and (3) Mustang must be able to demonstrate compliance with all requirements for continued listing on The Nasdaq SmallCap Market. Nasdaq has warned Mustang that the failure to meet any of these conditions will result in the delisting of Mustang's securities from The Nasdaq Stock Market. Mustang believes that it can meet these conditions, but there can be no assurance that it will do so. If Mustang's securities should cease to be listed on The Nasdaq SmallCap market, they may continue to be listed in the OTC Bulletin Board.

Nasdaq has informed Mustang that because of the conditional listing of its Common Stock on The Nasdaq SmallCap Market, Nasdaq is appending a fifth character, "C," to its Nasdaq Symbol. Accordingly, effective October 15, 1998, the trading symbol of Mustang's Common Stock will be changed from MSTG to MSTGC. Nasdaq has informed Mustang that the "C" will be removed from the symbol when the Panel has confirmed compliance with the terms of the conditional listing and all other criteria necessary for continued listing on The Nasdaq SmallCap Market.

This announcement is neither an offer to sell nor a solicitation to buy any of Mustang's securities. The securities mentioned in this release have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

About Mustang Software

Mustang Software, Inc. delivers creative e-mail management solutions through a combination of the company's unique Web Essentials tools, its unparalleled e-mail management experience and expertise and world-class alliance partnerships. Mustang's Web Essentials line of tools includes the award-winning Internet Message Center, ListCaster and FileCenter.

The Internet Message Center was named "Best of Show" by Call Center Magazine at CT Demo in November 1997, "Best of Show" by Computer Telephony Magazine at CT Expo in March 1998 and recently named "Product of the Year" by Computer Telephony, Call Center, CTI and Internet Telephony magazines.

Mustang Software's corporate headquarters is located at 6200 Lake
Ming Road, Bakersfield, Calif., 93306. Inquiries can be addressed via voice, 805-873-2500; fax, 805-873-2599; and e-mail,
info@mustang.com, or by visiting Mustang Software on the Web at http://www.mustang.com.

Statements in this news release that relate to future plans, events, expected performance in future periods and Mustang's ability to satisfy all conditions necessary permit the continued listing of its Common Stock on The Nasdaq SmallCap Market are forward-looking statements and fall within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and performance for such periods may differ materially. Specifically, the Financing may not provide working capital sufficient to execute the Company's business plan and additional financing may be required. Moreover, the failure by shareholders to approve, or a delay in obtaining clearance from the Securities and Exchange Commission of the Company's proxy materials in time to obtain shareholder approval by December 2, 1998 of, the plan to permit the investors in the Financing to convert the Preferred Stock and exercise the Warrants and permit Mustang to utilize the Equity Line of Credit, if necessary, prior to December 31, 1998 would prevent Mustang from meeting all of the conditions imposed by the Panel to continue the listing of Mustang's Common Stock on The Nasdaq SmallCap Market. While management wishes to provide readers with reasonable opinions and viewpoints with respect to the Company's progress, marketplace acceptance, business opportunities, fiscal performance and other events material to the Company, such statements, opinions and viewpoints are forward-looking and involve risks and uncertainties, including risks of changing conditions in the overall economy, the capital markets, the computer and telecommunications industries, as well as risks of changing consumer demand and the success of the Company's business strategies and other factors detailed in the Company's annual and other reports filed with the Securities and Exchange Commission.

 Contact: Don Leonard, Chief Financial Officer
     Ph: 805.873.2500 ext. 9003
     Fax: 805.873.2474
     Internet: don.leonard@mustang.com
     WWW: http://www.mustang.com